PIMCO Equity Series VIT

Supplement Dated May 27, 2014 to the

Administrative Class Prospectus, Advisor Class Prospectus and Institutional Class Prospectus

(each dated April 30, 2014), each as supplemented from time to time (the “Prospectuses”); and the Statement of Additional Information dated April 30, 2014, as supplemented from time to time (the “SAI”)

Disclosure Related to Modification of the Address of Pacific Investment Management Company LLC (“PIMCO”) and PIMCO Equity Series VIT (the “Trust”)

Effective immediately, all references in the Prospectuses and SAI relating to the address of PIMCO, the Trust and the trustees and executive officers of the Trust are deleted and replaced with the following:

650 Newport Center Drive, Newport Beach, CA 92660.

Investors Should Retain This Supplement for Future Reference

PESVIT_SUPP_052714